                                                                 EXHIBIT 10.33


                            BREAKAWAY SOLUTIONS INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

1.       GRANT UNDER 1998 STOCK PLAN.

         This option is granted pursuant to and is governed by the Company's 1998 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date.

2.       GRANT AS NON-QUALIFIED OPTION; OTHER OPTIONS.

         This option shall be treated for federal income tax purposes as a Non-Qualified Option (rather than an incentive stock option). This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

         3.       VESTING OF OPTION IF EMPLOYMENT CONTINUES.


         If the Employee has continued to be employed by the Company or any Related Corporation on the following dates, the Employee may exercise this option for the number of shares of Common Stock set opposite the applicable date: (attached as NOTICE OF GRANT OF STOCK OPTIONS AND OPTION AGREEMENT). Notwithstanding the foregoing, in accordance with and subject to the provisions of the Plan, the Committee may, in its discretion, accelerate the date that any installment of this Option becomes exercisable. The foregoing rights are cumulative and, while the Employee continues to be employed by the Company or any Related Corporation, may be exercised on or before the date which is ten (10) years from the date this option is granted. All of the foregoing rights are subject to Sections 4 and 5, as appropriate, if the Employee ceases to be employed by the Company and all Related Corporations.

         OPTION ACCELERATION UPON A CHANGE OF CONTROL

         If, within twelve (12) months after a Change of Control, the Company terminates Employee's employment other than for Cause (as defined in Section 4 below) or materially reduces the Employee's duties or responsibilities, then the vesting and excercisability of this option shall automatically accelerate in full. For purposes of this section 3, "Change of Control" shall mean the occurrence of any of the following events:

                  (i) the approval by shareholders of the Company of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

                  (ii) any approval by the shareholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company; or


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                  (iii) any "person" (as such term is used in Sections 13(d)
                  and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, or securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; PROVIDED HOWEVER that this section shall not apply to any person or persons who, either individually or jointly, on the date of this Agreement beneficially owned securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities.


         4.       TERMINATION OF EMPLOYMENT.

                  (a) TERMINATION OTHER THAN FOR CAUSE.

                  If the Employee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), no further installments of this option shall become exercisable, and this option shall terminate on the earlier of (i) ninety (90) days after the date of termination of the Employee's employment, or (ii) the scheduled expiration date of this option. In such a case, the Employee's only rights hereunder shall be those which are properly exercised before the termination of this option.

                  (b) TERMINATION FOR CAUSE.

                  If the employment of the Employee is terminated for Cause (as defined in Section 4(c)), this option shall terminate upon the Employee's receipt of written notice of such termination and shall thereafter not be exercisable to any extent whatsoever.

                  DEFINITION OF CAUSE.

                  For the purpose of this Agreement, "Cause" means: (1) Optionee's substantial and continuing failure to perform Optionee's duties and responsibilities as an employee of the company other than due to death or disability; (2) Optionee's disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company; (3) Optionee's deliberate disregard of material rules, regulations, instructions, personnel practices and policies of the Company (as amended from time to time in the Company's sole discretion) which results in direct or indirect loss, damage or injury to the Company; (4) Optionee's material breach of any agreement not to compete with the Company or solicit its customers, employees or contractors; or (5) Optionee's conviction of any crime which constitutes a felony in the jurisdiction involved.

         5.       DEATH; DISABILITY.

                  (a) DEATH.

                  If the Employee ceases to be employed by the Company and all Related Corporations by reason of his or her death, this option may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired this option by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of this option or (ii) \one hundred eighty (180) days from the date of the Employee's death.

                  (b) DISABILITY.


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


                  If the Employee ceases to be employed by the Company and all Related Corporations by reason of his or her disability (as defined in Paragraph 10(B) of the Plan), the Employee shall have the right to exercise this option on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of this option or
                  (ii) one hundred eighty (180) days from the date of the termination of the Employee's employment.

                  (c) EFFECT OF TERMINATION.

                  At the expiration of the one hundred eighty (180) day period provided in paragraph (a) or (b) of this Section 5 or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

         6.       PARTIAL EXERCISE.

                  The Employee may exercise this option in part at any time and from time to time within the above limits, except that the Optionee may not exercise this option for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and cash in lieu of a fractional share must be paid, in accordance with Paragraph 13(G) of the Plan, to permit the Employee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Employee in accordance with the terms hereof.

         7.       PAYMENT OF PRICE.

                  The option price shall be paid in United States dollars in cash or by check.

         8.       METHOD OF EXERCISING OPTION.

                  Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option is exercised by the Employee and if the Employee requests in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship). In the event this option is exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

         9.       OPTION NOT TRANSFERABLE.

                  This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee's lifetime only the Employee can exercise this option.

         10.      NO OBLIGATION TO EXERCISE OPTION.


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                  The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

         11.      NO OBLIGATION TO CONTINUE EMPLOYMENT.

                  Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company or any Related Corporation to continue the Employee in employment.

         12.      NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

                  The Employee shall have no rights as a stockholder with respect to the Option Shares until the date of issuance of a stock certificate to the Employee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization and stock dividends of the Company, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

         13.      CAPITAL CHANGES AND BUSINESS SUCCESSIONS.

                  The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

         14.      EARLY DISPOSITION.

                  The Employee agrees to notify the Company in writing immediately after the Employee transfers any Option Shares, if such transfer occurs on or before the later of (a) the date two years after the Grant Date or (b) the date one year after the date the Employee acquired such Option Shares. The Employee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.

         15.      WITHHOLDING TAXES.

                  If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, the vesting or transfer of Option Shares acquired on the exercise of this option, or the making of a distribution or other payment with respect to the Option Shares, the Employee hereby agrees that the Company or any Related Corporation may withhold from the Employee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company or Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Employee on exercise of this option. The Employee further agrees that, if the Company or any Related Corporation does not withhold an amount from the Employee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company or Related Corporation, the Employee will make reimbursement on demand, in cash, for the amount underwithheld.

         16.      COMPANY'S RIGHT OF FIRST REFUSAL.

                  (a)      EXERCISE OF RIGHT.
                           If the Employee (or successor and assigns) or his or her legal representative (the "Transferor") desires to transfer all or any part of the Option Shares to any person other than the Company (an "Offeror"), the Transferor shall: (i) obtain in


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                           writing an irrevocable and unconditional bona fide
                           offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Transferor's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the bona fide offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within 90 days after receipt of the Option Notice, a written counter-notice to the Transferor (the "Counter-Notice"). If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Transferor shall be obligated to sell to the Company, such Company Option Shares that the Company elects to purchase as set forth in the Counter-Notice at a per share price equal to the lesser of (i) the per share price (and on the same terms) indicated in the Offer; or (ii) the Fair Market value (as defined in Section 17(b) and using the date of the Option Notice as the date of determination of Fair Market Value) of such shares as determined under Section 17(b), in any case within 30 days of the date of delivery by the Company of the Counter-Notice. If the Company elects to purchase any or all of such Company Option Shares, it may, in its sole discretion, pay the purchase price for such Company option shares in accordance with the terms of a promissory note, such terms to be determined solely by the Company; provided, however, that the payment term of such promissory note shall not exceed ten
                           (10) years.

                  (b)      SALE OF OPTION SHARES TO OFFEROR.
                           The Transferor may, for 60 days after the expiration of the 90-day period during which the Company may give the Counter-Notice, sell, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; PROVIDED, HOWEVER, that the Transferor shall not sell such Company Option Shares to the Offeror if the Offeror is a competitor of the Company and the Company gives a written notice to the Transferor, within 90 days of its receipt of the Option Notice, stating that the Transferor shall not sell such Company Option Shares to such Offeror; and PROVIDED, FURTHER, that prior to the sale of such Company Option Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions set forth in Sections 16, 17 and 18 hereof. If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this Section 16 and any future proposed transfer must again comply with the provisions set forth herein.

                  (c)      ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.
                           If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 16 shall apply with equal force to additional and/or substitute securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Option Shares.

                  (d)      FAILURE TO DELIVER COMPANY OPTION SHARES.
                           If the Transferor fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 16, the Company shall have the right to


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                           deposit the purchase price for such Company Option
                           Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Transferor, whereupon such Company Option Shares shall be deemed to have been purchased by the Company. All such moneys shall be held by the bank or trust company for the benefit of the Transferor. All moneys deposited with the bank or trust company remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Transferor shall thereafter look only to the Company for payment.

                  (e)      EXPIRATION OF COMPANY'S RIGHT OF FIRST REFUSAL.
                           The first refusal rights of the Company set forth in this Section 16 shall remain in effect until such time, if ever, as an underwritten public offering is made of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933 or a successor statute, at which time this Section 16 and the right of first refusal set forth herein will automatically expire.

         17.      COMPANY'S RIGHT OF REPURCHASE.

                  (a)      RIGHT OF REPURCHASE.
                           The Company shall have the right (the "Repurchase Right") to repurchase from the holder of any Option Shares (each a "Holder") any or all of the Option Shares then owned by such Holder at any time by giving such Holder a written notice (the "Repurchase Notice") at least 30 days prior to the date of repurchase. The Repurchase Notice shall set forth the number of Option Shares to be repurchased (the "Repurchase Shares"), the Fair Market Value per share (determined in accordance with Section 17(b) below as of the date of the Repurchase Notice) of the Repurchase Shares and the date (the "Repurchase Date") on which such Repurchase Shares are to be repurchased by the Company (such date not to be more than 120 nor less than 30 days after the date of the Repurchase Notice). On the Repurchase Date, the Company shall tender to the Holder an amount equal to the number of Repurchase Shares multiplied by the Fair Market Value per share; provided, however, that the Company may pay the repurchase amount, in its sole discretion, in accordance with the terms of a promissory note, such terms to be determined solely by the Company (provided further that the payment term of such promissory note shall not exceed ten
                           (10) years). The Company may assign the Repurchase Right to one or more persons and may utilize a promissory note to effect its Repurchase right. Upon timely exercise of the Repurchase Right in the manner provided in this Section 17(a), the Holder shall deliver to the Company the stock certificate or certificates representing the Repurchase Shares, duly endorsed and free and clear of any and all liens, charges and encumbrances.

                  (b)      FAIR MARKET VALUE.
                           For purposes of this Agreement, the Fair Market Value of an Option Share shall be determined in good faith by the Board of Directors of the Company after taking into account all relevant factors including, without limitation, the absence of an active trading market for the shares of Common Stock, the restrictions on transfer of Option Shares set forth herein and the valuation attached to other recent issuances of securities by the Company. The determination by the Board of Directors of Fair Market value shall be conclusive and binding.

                  (c)      ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.
                           If there shall be any change in the Common Stock of the Company through


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                           merger, consolidation, reorganization,
                           recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 17 shall apply with equal force to additional and/or substitute securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Option Shares.

                  (d)      FAILURE TO DELIVER REPURCHASE SHARES.
                           If the Holder fails or refuses to deliver on a timely basis duly endorsed certificates representing the Repurchase Shares to be repurchased by the Company or its assignee pursuant to this Section 17, the Company shall have the right to deposit the repurchase price for such Repurchase Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Holder, whereupon such Repurchase Shares shall be deemed to have been purchased by the Company. All such moneys shall be held by the bank or trust company for the benefit of the Holder. All moneys deposited with the bank or trust company remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Holder shall thereafter look only to the Company for payment.

                  (e)      EXPIRATION OF COMPANY'S REPURCHASE RIGHT.
                           The Repurchase Right of the Company set forth in this
                           Section 17 shall remain in effect until such time, if ever, as an underwritten public offering is made of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act or any successor statute, at which time this Section 17 and the Repurchase Right set forth herein will automatically terminate.

         18.      LOCK-UP AGREEMENT.

                  The Employee agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the managing or lead underwriter for such public offering, this option and the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board of Directors may determine if all of the Company's directors and officers agree to be similarly bound. The lock-up agreement established pursuant to this Section 18 shall have perpetual duration.

         19.      PROVISION OF DOCUMENTATION TO EMPLOYEE.

                  By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

         20.      MISCELLANEOUS.

                  (a)      NOTICES.

                           All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below. The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

                  (b)      ENTIRE AGREEMENT; MODIFICATION.


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


                           This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

                  (c)      SEVERABILITY.

                           The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

                  (d)      SUCCESSORS AND ASSIGNS.

                           This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Sections 9, 16 and 17 hereof.

                  (e)      GOVERNING LAW.

                           This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof.

                  (f)      LEGENDS.

                           The Company may place a legend or legends on any stock certificate delivered to the any holder of Option Shares reflecting the restrictions on transfer provided in this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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



         IN WITNESS WHEREOF, the Company and the Employee have caused this instrument to be executed as of the date first above written.


                                                     Breakaway Solutions Inc.
                                                     50 Rowes Wharf
                                                     Boston, MA 02110
/s/ Wayne Saunders
Employee Signature

                                                 By:  /s/ Sam Spector
Print Name of Employee                                Name:
                                                      Title:

Street Address


City              State              Zip Code


                                    Page of 9

-------------------------------------------------------------------------------
                                                      BREAKAWAY SOLUTIONS, INC.
NOTICE OF GRANT OF STOCK OPTIONS                      ID: 04-3285165
AND OPTION AGREEMENT                                  50 Rowes Wharf
                                                      6th Floor
                                                      Boston, MA 02110
-------------------------------------------------------------------------------

WAYNE B. SAUNDERS                                     OPTION NUMBER: 00000252
40 BIRCHMONT STREET                                   PLAN:          98
TYNGSBORO, MA 01879                                   ID:            9996
-------------------------------------------------------------------------------

Effective 3/19/99 (the "Grant Date"), you (the "Employee") have been granted a(n) Non-Qualified Stock Option 32,455 shares (the "Option Shares") of common stock, par value $.0001 per share, of Breakaway Solutions (the "Company"), at $1.5675 per share.

The total option price of the shares granted is $50,873.21.

Shares in each period will become fully vested on the date shown.

Shares             Vest Type           Full Vest         Expiration
-------------      --------------      -------------     -------------
       18,546        On Vest Date            3/19/00           3/19/09
       13,909             Monthly           12/19/00           3/19/09




-------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under the governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

-------------------------------------------------------------------------------


/s/ Sam Spector                                   4/1/99
---------------------------------------   -------------------------------------
Breakaway Solutions, Inc.                 Date


/s/ Wayne B. Saunders                             4/1/99
---------------------------------------   -------------------------------------
Wayne B. Saunders                         Date

                                                              Date: 4/1/99
                                                              Time: 12:04:21 PM